LORD ABBETT LARGE-CAP GROWTH FUND
                        Supplement dated August 28, 2002
                      to Prospectus dated December 1, 2001

                         _____________________________

     The following information replaces the third paragraph in the Fund's Prospectus on page 5, under the heading "Management".


Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The investment team continues under the direction of Robert Morris, Partner and Director of Equity Investments. Mr. Morris joined Lord Abbett in 1991, is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1971.